Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: September 30, 2009
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.
Date: November 9, 2009	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Financial Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)

Debtors Monthly Operating Report as of and for the Month Ended September 30, 2009

Index

Combined Condensed Statements of Income and Comprehensive Income for the Month Ended September 30, 2009 and Cumulative Post-Petition Period Ended September 30, 2009	3

Combined Condensed Balance Sheet	4

Notes to Unaudited Combined Condensed Financial Statements	5
Note 1: Chapter 11 Cases and Proceedings	5
Note 2: Basis of Presentation	5
Note 3: Summary of Significant Accounting Policies	7
Note 4: Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	7
Note 5: Certain Other Assets and Liabilities and Liabilities Subject to Compromise	8
Note 6: Rejected Contracts and Related Matters	9
Note 7: General and Administrative Expenses and Reorganization Items	10

Schedules:
Schedule I Schedule of Combined Condensed Statement of Income and Comprehensive Income for the Month Ended September 30, 2009	11
Schedule II Schedule of Combined Condensed Balance Sheet as of September 30, 2009	12
Schedule III Schedule of Payroll and Payroll Taxes	13
Schedule IV Schedule of Federal, State and Local Taxes	13
Schedule V Schedule of Total Disbursements by Debtor	22
Schedule VI Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	32
Schedule VII Status of Mortgages Payable For Debtors	33
Schedule VIII Chapter 11 Retained Professionals Detail	36
Schedule IX Schedule of Non-Noticed and De Minimis Asset Sales	37
Schedule X Debtors Questionnaire	38

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended	Cumulative Post-Petition
	September 30, 2009	Period Ended September 30, 2009
	(In thousands, except for
	per share amounts)
Revenues:
Minimum rents	$135,913	$761,439
Tenant recoveries	62,151	341,550
Overage rents	3,705	13,842
Land sales	654	3,203
Other	7,831	33,207

Total revenues	210,254	1,153,241

Expenses:
Real estate taxes	20,862	107,769
Repairs and maintenance	16,494	81,642
Marketing	2,714	11,735
Ground and other rents	931	6,036
Other property operating costs	29,207	153,664
Land sales operations	3,022	8,788
Provision for doubtful accounts	5,317	13,413
Property management and other costs	9,602	45,274
General and administrative	2,063	37,749
Provisions for impairment	53,398	133,327
Depreciation and amortization	50,912	285,030

Total expenses	194,522	884,427

Operating income	15,732	268,814

Interest (expense) income, net	(98,158)	(534,532)

Loss before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(82,426)	(265,718)
Benefit from income taxes	3,987	2,769
Equity in income of Real Estate Affiliates	19,562	52,398
Reorganization items	(3,382)	(47,515)

Loss from continuing operations	(62,259)	(258,066)

Net loss	(62,259)	(258,066)
Allocation to noncontrolling interests	571	(317)

Net loss attributable to common stockholders	$(61,688)	$(258,383)

Basic and Diluted Loss Per Share:	$(0.20)	$(0.83)
Dividends declared per share	—	—

Comprehensive Loss, Net:
Net loss attributable to common stockholders	$(61,688)	$(258,383)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	2,982	11,310
Accrued pension adjustment	(25)	378
Foreign currency translation	10,346	44,244
Unrealized losses on available-for-sale securities	6	93

Other comprehensive income, net	13,309	56,025

Comprehensive loss attributable to common stockholders	$(48,379)	$(202,358)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

September 30, 2009
(Dollars in thousands)
Assets:
Investment in real estate:
Land	$2,946,948
Buildings and equipment	19,480,134
Less accumulated depreciation	(3,995,729)
Developments in progress	758,198

Net property and equipment	19,189,551
Investment in and loans to/from Unconsolidated Real Estate Affiliates	385,945
Investment property and property held for development and sale	1,182,797
Investment in controlled non-debtor entities	3,960,788

Net investment in real estate	24,719,081
Cash and cash equivalents	633,159
Accounts and notes receivable, net	323,096
Goodwill	205,257
Deferred expenses, net	247,311
Prepaid expenses and other assets	559,724

Total assets	$26,687,628

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000
Investment in and loans to/from Unconsolidated Real Estate Affiliates	31,694
Deferred tax liabilities	906,021
Accounts payable and accrued expenses	699,300

Liabilities not subject to compromise	2,037,015

Liabilities subject to compromise	22,483,178

Total liabilities	24,520,193

Redeemable noncontrolling interests:
Preferred	120,756
Common	36,038

Total redeemable noncontrolling interests	156,794

Commitments and Contingencies	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,832,656 shares issued as of September 30, 2009	3,138
Additional paid-in capital	3,793,240
Retained earnings (accumulated deficit)	(1,713,966)
Accumulated other comprehensive loss	(8,797)
Less common stock in treasury, at cost, 1,449,939 shares as of September 30, 2009	(76,752)

Total stockholder’s equity	1,996,863
Noncontrolling interests in consolidated real estate affiliates	13,778

Total equity	2,010,641

Total liabilities and equity	$26,687,628

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April MOR”), on April 16, 2009 (“the Petition Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Petition Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the April MOR and the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May MOR”). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Petition Date, the Bankruptcy Court has granted various motions that allow the Company to continue to operate its business in the ordinary course without interruption during the Chapter 11 Cases covering, among other things, employee obligations, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management and cash collateral. The Debtors have retained, pursuant to Bankruptcy Court approval, legal and financial professionals to advise the Debtors on the bankruptcy proceedings and certain other professionals. From time to time, the Debtors may seek Bankruptcy Court approval for the retention of additional professionals. The Bankruptcy Court has also approved the Debtors request to enter into a post-petition financing arrangement (the “DIP Facility”), as further discussed in the May MOR, and has ruled that until February 26, 2010, the Debtors have the exclusive right to file a plan of reorganization and, if they do so, they have until April 23, 2010 to obtain necessary acceptances of such plan. However, we have the right to request an extension of such exclusivity period to file a plan of reorganization until October 13, 2010, which extension is subject to the approval of the Bankruptcy Court. Recently, the Company filed statements of financial affairs and schedules of assets and liabilities for each Debtor entity as well as certain amendments thereto. Finally, the Bankruptcy Court has established November 12, 2009 as the claims bar date for the presentation of such claims against the Debtors for liabilities to be resolved in our reorganization plan.
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective Petition Dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not be consistent with the Company’s financial statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. In particular, as each of the Debtors is currently operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with the specialized accounting guidance for entities in reorganization under the Bankruptcy Code. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, such specialized guidance provides that all pre-petition liabilities subject to compromise (“LSTC” – see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid, such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 7).
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing (except to the extent such bearers are between taxable and non-taxable entities), unsecured, payable on demand and have been reflected as a component of equity. Although the September 30, 2009 information contained in this Monthly Operating Report has been prepared in conjunction with procedures performed to prepare the Company’s third quarter financial information in accordance with GAAP and the rules and regulations of the SEC, such information is unaudited and the financial information contained in this monthly operating report could be subject to changes and such changes could be material. In addition, with respect to the presentation of cumulative post-petition period activity, only normal recurring adjustments were made for the routine monthly closing of the Debtors books in the prior periods and certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items may not have been made for such purposes of this Monthly Operating Report. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2008, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009 (the “2009 Interim Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report and such 2009 Interim Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our Annual Report or in the 2009 Interim Report.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 3 Summary of Significant Accounting Policies
See Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our Annual Report and Note 1 “Organization” in the Notes to Consolidated Financial Statements included in our 2009 Interim Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This intercompany account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. In addition, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Petition Date.
On September 30, 2009, the aggregate cumulative post-petition intercompany amounts due (to) from GGPLP with respect to Debtors that own Operating Properties with mortgage lenders possessing the lien rights on the centralized GGPLP cash management account described above, were $331.5 million. In addition, as of November 3, 2009, the aggregate amount held in the combined GGPLP cash account upon which the first-lien holders have such lien rights was approximately $349.2 million.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

September 30, 2009
(In thousands)
Below-market ground leases	$183,321
Prepaid expenses	84,974
Receivables — finance leases and bonds	73,321
Real estate tax stabilization agreement	72,588
Special Improvement District receivable	48,663
Security and escrow deposits	44,453
Above-market tenant leases	25,939
Deferred tax, net of valuation allowances	11,908
Other	14,557

Total prepaid expenses and other assets	$559,724

The components of combined security and escrow deposits of the Debtors are summarized as follows:

September 30, 2009
(In thousands)
Utility and other security deposits	$28,688
Operating funds — restricted	5,939
Construction/major maintenance reserves	4,236
Collateralized letters of credit and other credit support	1,908
Real estate tax escrows	455
Other miscellaneous escrows	3,227

Total security and escrow deposits	$44,453

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at September 30, 2009, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

September 30, 2009
(In thousands)
Accrued interest	$303,495
Accounts payable and accrued expenses	289,191
Construction payable	166,299
FIN 48 liability	120,691
Accrued real estate taxes	90,615
Deferred gains/income	71,947
Hughes accrued participation	69,753
Accrued payroll and other employee liabilities	69,263
Below-market tenant leases	59,083
Unapplied cash receipts	32,488
Accounts payable to affiliates	(90,645)
Other	166,131

Total accounts payable and accrued expenses	1,348,311
Less: amounts not subject to compromise	(699,300)

Total accounts payable and accrued expenses subject to compromise	$649,011

The following table summarizes the amounts of LSTC at September 30, 2009:

(In thousands)
Mortgages and secured notes	$15,841,182
Unsecured notes	5,992,985
Accounts payable and accrued expenses	649,011

Total liabilities subject to compromise	$22,483,178

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors are considering the rejection of certain of such contracts (except for our operating property tenant leases), only one such contract, that of an unexpired lease of office space that was no longer occupied by the Debtors, has been rejected as of September 30, 2009. Claims may result if an executory contract is rejected; however, no such potential claims have been recorded or reflected at this time. On July 22, 2009, the Bankruptcy Court granted the Debtors an extension of time, through and including November 12, 2009, to assume or reject any unexpired lease where a Debtor is a lessee.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

		Cumulative Post-
	Month Ended	Petition Period Ended
General and Administrative Expenses	September 30, 2009	September 30, 2009
	(In thousands)
Insider compensation	$1,290	$7,339
Public Company expense*	356	27,996
Travel and entertainment	32	108
Fees, insurance and other	385	2,306

Total general and administrative	$2,063	$37,749

*	This amount includes routine operating professional fees, including any fees incurred for “retained professionals”. Professional fees related to the Chapter 11 Cases are reported separately within reorganization items.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses incurred directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

		Cumulative Post-
	Month Ended	Petition Period Ended
Reorganization Items income (expense)	September 30, 2009	September 30, 2009
	(In thousands)
Gains on liabilities subject to compromise (1)	$(1,163)	$(5,049)
Interest income (2)	(4)	(23)
U.S. Trustee fees (3)	231	2,516
Restructuring costs — Chapter 11 Retained Professionals (4)	3,637	47,354
Restructuring costs — other professional fees (5)	681	2,717

Total reorganization items	$3,382	$47,515

(1)	This amount primarily includes repudiation, rejection or termination of contracts or guarantee of obligations. At September 30, 2009, such cumulative gains reflect agreements reached with certain critical vendors (as defined), which were authorized by the Bankruptcy Court and for which certain payments on an installment basis began in July 2009.

(2)	Interest income primarily reflects amounts earned on cash accumulated as a result of the Chapter 11 Cases.

(3)	Estimate of fees due for applicable reporting periods remain subject to confirmation and review by the U.S. Trustee.

(4)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court. Certain of the retained professionals have agreements that provide for success or completion fees that are payable upon the consummation of specified restructuring or sale transactions.

(5)	These fees relate to costs incurred by the Debtors for services rendered by non-attorney, non-core Chapter 11 professionals.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINED CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended September 30, 2009
			Combined
	Debtors	Eliminations	Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$135,917	$(4)	$135,913
Tenant recoveries	62,151	—	62,151
Overage rents	3,705	—	3,705
Land sales	654	—	654
Other	7,480	351	7,831

Total revenues	209,907	347	210,254

Expenses:
Real estate taxes	20,862	—	20,862
Repairs and maintenance	16,494	—	16,494
Marketing	2,714	—	2,714
Ground and other rents	927	4	931
Other property operating costs	29,206	1	29,207
Land sales operations	3,022	—	3,022
Provision for doubtful accounts	5,317	—	5,317
Property management and other costs	9,251	351	9,602
General and administrative	2,071	(8)	2,063
Provisions for impairment	53,398	—	53,398
Depreciation and amortization	50,912	—	50,912

Total expenses	194,174	348	194,522

Operating income	15,733	(1)	15,732

Interest (expense) income, net	(98,352)	194	(98,158)

(Loss) income before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(82,619)	193	(82,426)
Provision for income taxes	3,987	—	3,987
Equity in income of Real Estate Affiliates	710	18,852	19,562
Reorganization items	(3,382)	—	(3,382)
Net (loss) income from continuing operations	(81,304)	19,045	(62,259)
Discontinued operations — gains on dispositions	—	—	—

Net (loss) income	(81,304)	19,045	(62,259)
Allocation to noncontrolling interests	(1,014)	1,585	571

Net (loss) income attributable to common stockholders	$(82,318)	$20,630	$(61,688)

Basic and Diluted Earnings Per Share:	$(0.26)	$0.07	$(0.20)

Comprehensive Loss, Net:
Net (loss) income attributable to common stockholders	$(82,318)	$20,630	$(61,688)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	3,053	(71)	2,982
Accrued pension adjustment	(25)	—	(25)
Foreign currency translation	10,595	(249)	10,346
Unrealized losses on available-for-sale securities	6	—	6

Other comprehensive income (loss), net	13,629	(320)	13,309

Comprehensive loss attributable to common stockholders	$(68,689)	$20,310	$(48,379)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended September 30, 2009
			Combined
	Debtors	Eliminations	Debtors
	(In thousands)
Assets:
Investment in real estate:
Land	$2,946,948	$—	$2,946,948
Buildings and equipment	19,480,134	—	19,480,134
Less accumulated depreciation	(3,995,729)	—	(3,995,729)
Developments in progress	830,557	(72,359)	758,198

Net property and equipment	19,261,910	(72,359)	19,189,551
Investment in and loans to/from Unconsolidated Real Estate Affiliates	606,062	(220,117)	385,945
Investment property and property held for development and sale	1,110,697	72,100	1,182,797
Investment in controlled non-debtor entities	16,598,788	(12,638,000)	3,960,788

Net investment in real estate	37,577,457	(12,858,376)	24,719,081
Cash and cash equivalents	623,621	9,538	633,159
Accounts and notes receivable, net	323,096	—	323,096
Goodwill	205,257	—	205,257
Deferred expenses, net	247,311	—	247,311
Prepaid expenses and other assets	588,809	(29,085)	559,724

Total assets	$39,565,551	$(12,877,923)	$26,687,628

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000	$—	$400,000
Investment in and loans to/from Unconsolidated Real Estate Affiliates	31,694	—	31,694
Deferred tax liabilities	906,021	—	906,021
Accounts payable and accrued expenses	732,733	(33,433)	699,300

Total liabilities not subject to compromise	2,070,448	(33,433)	2,037,015
Liabilities subject to compromise	22,878,511	(395,333)	22,483,178

Total liabilities	24,948,959	(428,766)	24,520,193

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	23,254	12,784	36,038

Total redeemable noncontrolling interests	144,010	12,784	156,794

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,832,656 shares issued as of September 30, 2009	3,138	—	3,138
Additional paid-in capital	9,577,094	(5,783,854)	3,793,240
Retained earnings (accumulated deficit)	4,964,332	(6,678,298)	(1,713,966)
Accumulated other comprehensive loss	(9,008)	211	(8,797)
Less common stock in treasury, at cost, 1,449,939 shares as of September 30, 2009	(76,752)	—	(76,752)

Total stockholder’s equity	14,458,804	(12,461,941)	1,996,863
Noncontrolling interests in consolidated real estate affiliates	13,778	—	13,778

Total equity	14,472,582	(12,461,941)	2,010,641

Total liabilities and equity	$39,565,551	$(12,877,923)	$26,687,628

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended September 30, 2009

	Employee Payroll	Employer Payroll
Gross Wage Expense	Taxes Withheld (a)	Taxes Remitted (b)
	(In thousands)
$15,609	$3,371	$894

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on September 25, 2009.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts Paid
	Amount Accrued	Month Ended
	September 30, 2009	September 30, 2009
	(In thousands)
Federal and state income taxes	$3,461	$1,015

State and local taxes:
Property *	90,615	7,188
Sales and use	1,484	2,092
Franchise	2,207	39
Other	58	8

Total state and local taxes	94,364	9,327

Total taxes	$97,825	$10,342

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
		Month Ended
	Amount Accrued	September 30,
Operating Property	September 30, 2009	2009
	(In thousands)
10 COLUMBIA CORPORATE CENTER	$—	$—
10000 COVINGTON CROSS	—	20
10000 WEST CHARLESTON	—	45
10190 COVINGTON CROSS	—	51
1120/40 TOWN CENTER DRIVE	—	57
1160/80 TOWN CENTER DRIVE	—	56
1201/41 TOWN CENTER DR 2ND U3	—	—
1201/41 TOWN CENTER DRIVE	—	52
1240 ALA MOANA BLVD	—	—
1251/81 TOWN CENTER DRIVE	—	10
1290 ALA MOANA BLVD	—	—
1551 HILLSHIRE DRIVE	—	32
1635 VILLAGE CENTER CIRCLE	—	20
1645 VILLAGE CENTER CIRCLE	—	25
1930-1201/41 TOWN CENTER DR FS U2	—	—
20 COLUMBIA CORPORATE CENTER	—	—
30 COLUMBIA CORPORATE CENTER	—	—
306 KAMANI STREET	—	—
324 KAMAUNI STREET	—	—
330 KAMANI STREET	—	—
40 COLUMBIA CORPORATE CENTER	—	—
404 WARD AVENUE	—	—
420 WARD AVENUE	—	—
4848 OUTPARCEL	36	—
50 COLUMBIA CORPORATE CENTER	—	—
506 AHUI STREET	—	—
532 AHUI STREET BUILDING	—	—
60 COLUMBIA CORPORATE CENTER	—	—
801 HALEKAUWILA STREET	—	—
834 POHUKAINA ST.	—	—
837 HALEKAUWILA STREET	—	—
849/863 HALEKAUWILA STREET	—	—
900 HALEKAUWILA STREET	—	—
955 KAWAIAHAO STREET	—	—
955 WAIMANU STREET	—	—
956 KAWAIAAHAO (PARK LOT)	—	—
956 QUEEN STREET	—	—
9901/21 COVINGTON CROSS	—	27
9950/80 COVINGTON CROSS	—	27
ALA MOANA CENTER	2,877	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
		Month Ended
	Amount Accrued	September 30,
Operating Property	September 30, 2009	2009
	(In thousands)
ALA MOANA PACIFIC CENTER	—	—
ALA MOANA PLAZA	—	—
ALA MOANA TOWER	—	—
ALA MOANA-KAPIOLANI PROPERTIES	—	—
ALA MOANA-KONA STREET	—	—
ALAMEDA PLAZA	137	—
ANIMAS VALLEY MALL	176	—
APACHE MALL	—	—
ARIZONA CENTER	129	—
ARIZONA CENTER ARIZONA CENTER ONE	442	—
ARIZONA CENTER ARIZONA CENTER TWO	437	—
ARIZONA CENTER CINEMA	23	—
ARIZONA CENTER GARDEN OFFICE	32	—
ARIZONA CENTER OFFICE	61	—
ARIZONA CENTER OTHER	—	—
ARIZONA CENTER PARKING	115	—
ARIZONA CENTER-WEST PRKNG LOT	—	—
AUGUSTA MALL	519	—
AUGUSTA MALL ANCHOR ACQ	259	—
AUSTIN BLUFFS PLAZA	37	—
AUSTIN MALL LTD PARTNERSHIP	—	—
BAILEY HILL	5	—
BASKIN ROBBINS	5	—
BAY CITY MALL	—	430
BAYSHORE MALL	121	—
BEACHWOOD PLACE	2,713	—
BELLIS FAIR	140	—
BIRCHWOOD MALL	—	616
BOISE TOWN SQUARE ANCHOR ACQ	57	—
BOISE TOWNE PLAZA	158	—
BOISE TOWNE SQUARE	1,348	—
BRASS MILL CENTER	—	—
BRASS MILL COMMONS	—	—
BURLINGTON TOWN CENTER	—	—
BURLINGTON TOWN CENTER OFFICE	—	—
CACHE VALLEY MALL	215	—
CACHE VALLEY MARKETPLACE	85	—
CALENDONIAN HOLDING	—	—
CANYON POINT	—	67
CAPITAL MALL	231	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
		Month Ended
	Amount Accrued	September 30,
Operating Property	September 30, 2009	2009
	(In thousands)
CENTURY PLAZA	53	—
CHAPEL HILLS MALL	936	—
CHICO MALL	94	—
CHULA VISTA CENTER	195	—
COLLIN CREEK	1,333	—
COLLIN CREEK-DILLARDS	—	—
COLONY SQUARE MALL	288	—
COLUMBIA BANK DRIVE THRU	—	—
COLUMBIA CENTER-C.A. BUILDING	—	—
COLUMBIA CENTER-EXHIBIT BLDG	—	—
COLUMBIA DEVELOPMENT CORPORATION	—	—
COLUMBIA MALL	420	—
COLUMBIANA CENTER	1,148	—
CORONADO MALL	550	—
CORPORATE POINTE #2	—	—
CORPORATE POINTE #3	—	—
COTTONWOOD MALL	213	—
COTTONWOOD SQUARE	32	—
COUNTRY HILL PLAZA	101	—
CROSSING BUSINESS CENTER #6	—	30
CROSSING BUSINESS CENTER #7	—	61
CROSSROADS CENTER (MN)	726	—
DEERBROOK MALL	1,085	—
DEERBROOK MALL ANCHOR ACQ	50	—
DIVISION CROSSING	57	—
DMV BUILDING	—	—
EAGLE RIDGE MALL	400	—
EASTRIDGE MALL (CA)	494	—
EASTRIDGE MALL (WY)	197	—
EDEN PRAIRIE CENTER	1,047	—
EDEN PRAIRIE CENTER ANCHOR ACQ	54	—
ELK GROVE PROMENADE	685	—
FALLBROOK CENTER	372	—
FANEUIL HALL MARKETPLACE	—	—
FANEUIL HALL MKTPL.-N.OFFICE	—	—
FANEUIL HALL MKTPL.-N.RETAIL	—	—
FANEUIL HALL MKTPL.-QUINCY	—	—
FANEUIL HALL MKTPL.-S.RETAIL	—	—
FANEUIL HALL OFFICE	—	—
FANUEUIL HALL MKTPL.-S.OFFICE	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
		Month Ended
	Amount Accrued	September 30,
Operating Property	September 30, 2009	2009
FASHION PLACE	615	—
FASHION PLACE ANCHOR ACQ	67	—
FASHION SHOW	—	776
FIFTY COLUMBIA CORPORATE CTR, INC.	—	—
FOODMAKER, INC.	—	—
FOOTHILLS MALL	696	—
FORT UNION	49	—
FORTY COLUMBIA CORP CTR, INC.	—	—
FOUR SEASONS TOWN CENTRE MALL	—	—
FOUR STATE/TRC OF NEVADA	—	—
FOX RIVER MALL	1,080	—
FREMONT VILLAGE	—	35
GARDEN OFFICE BUILDING	—	—
GATEWAY CROSSING SHOPPING CTR	143	—
GATEWAY MALL	240	—
GGPLP-SHARED	1,545	—
GGPLP-VICTORIA WARD	—	—
GLENBROOK SQUARE	5,585	—
GLENBROOK SQUARE ANCHOR ACQ	161	—
GRAND TETON MALL	596	—
GRAND TETON PLAZA	135	—
GRAND TRAVERSE MALL	—	507
GREENGATE MALL, INC.	—	—
GREENWOOD MALL	363	—
HALEKAUWILA BUILDING	—	—
HALSEY CROSSING	19	—
HARBORPLACE	—	—
COLUMBIA HRD BENSON LEASES	—	—
HUGHES SUMMERLIN OTHER	—	—
HULEN MALL	1,505	—
JORDAN CREEK TOWN CENTER	3,189	—
JP REALTY ADJUSTMENTS	—	—
KADOWAKI, JAY	—	—
KAMAKEE BUILDING	—	—
KAMANI BUILDING	—	—
KENDALL TOWN CENTER	—	—
KLING TRUST (CLIFFORD ET AL)	—	—
KNOLLWOOD MALL	166	—
LAKEMOOR	—	—
LAKE MEADE BLVD & BUFFALO (INC)	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
		Month Ended
	Amount Accrued	September 30,
Operating Property	September 30, 2009	2009
LAKESIDE MALL	86	—
LAKEVIEW SQUARE	21	—
LANDMARK MALL	122	4
LANSING MALL	177	730
LINCOLNSHIRE COMMONS	314	—
LOCKPORT MALL	—	—
LYNNHAVEN MALL	619	—
MALL AT SIERRA VISTA	353	—
MALL OF LOUISIANA	686	—
MALL OF LOUSIANA POWER CENTER	109	—
MALL OF THE BLUFFS	1,573	1,019
MALL ST. MATHEWS	597	—
MALL ST. VINCENT	469	—
MARKET PLACE SHOPPING CENTER	1,254	—
MAYFAIR BANK TOWER	230	—
MAYFAIR MALL	3,330	—
MAYFAIR NORTH TOWER	241	—
MAYFAIR PROFESSIONAL	92	—
MAYFAIR-AURORA HEALTH CENTER	219	—
MCKELLAR, DAVID GARTH	—	—
MEPC AMERICAN HOLDING COMPANY	—	—
METRO PLAZA	—	—
METRO PLAZA-OFFICE	—	—
MONDAWMIN ALLOCATION	—	—
MONDAWMIN MALL	—	—
MONDAWMIN MALL-OFFICE	—	—
MORENO VALLEY MALL	88	—
MPC	—	—
NATICK LAND, LLC	—	—
NATICK TRUST	—	—
NATICK-NOUVELLE AT NATICK	—	—
NEIGHBORHOOD STORES	—	—
NEW ORLEANS RIVERWALK, LTD	—	—
NEWGATE MALL	540	—
NEWGATE MALL LAND	—	—
NEWPARK MALL	237	—
NEWPARK MALL ANCHOR ACQ	39	—
NORTH PLAINS MALL	44	—
NORTH POINT MALL	1,797	—
NORTH STAR MALL	2,782	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
		Month Ended
	Amount Accrued	September 30,
Operating Property	September 30, 2009	2009
	(In thousands)
NORTH STAR MALL ANCHOR ACQ	251	—
NORTH TEMPLE	—	—
NORTH TOWN MALL	292	—
NORTHGATE MALL	486	—
NORTHRIDGE FASHION CENTER	595	—
OAKWOOD CENTER	343	—
OAKWOOD MALL	886	—
OGLETHORPE MALL	357	—
OREM PLAZA CENTER STREET	55	—
OREM PLAZA STATE STREET	25	—
OVIEDO MARKETPLACE	463	—
OWINGS MALL	—	—
OXMOOR MALL	565	—
PARK CITY CENTER	—	—
PARK MEADOWS	—	—
PARK PLACE	916	—
PARK WEST	800	—
PEACHTREE MALL	489	—
PECANLAND MALL	477	—
PECANLAND MALL ANCHOR ACQ	38	—
PIEDMONT MALL	63	—
PIERRE BOSSIER MALL	177	—
PINE RIDGE MALL	341	—
PIONEER PLACE	152	—
PIONEER PLACE LP EXPANSION	160	—
PIONEER TOWER	201	—
PIONEER TOWER GARAGE	26	—
PLAZA 800	—	—
PLAZA 9400	96	—
PRINCE KUHIO PLAZA	—	—
PROVIDENCE PLACE	50	—
PROVO PLAZA	28	—
RED CLIFFS MALL	216	—
RED CLIFFS PLAZA	45	—
REDLANDS PROMENADE	124	—
REGENCY SQUARE MALL	1,151	—
RIDGEDALE CENTER	886	—
RIDGLEY BUILDING	—	—
RIO WEST MALL	166	—
RIVER FALLS	1,300	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
		Month Ended
	Amount Accrued	September 30,
Operating Property	September 30, 2009	2009
	(In thousands)
RIVER HILLS MALL	1,970	—
RIVER POINTE PLAZA	80	—
RIVERLANDS SHOPPING CENTER	44	—
RIVERSIDE PLAZA	109	—
RIVERTOWN CROSSINGS	—	—
ROGUE VALLEY MALL	198	—
SAINT LOUIS GALLERIA	2,854	—
SALEM CENTER	135	—
SIKES SENTER	906	—
SILVER LAKE MALL	179	—
SOONER MALL	292	—
SOUTH STREET MARKETPLACE THEAT	161	—
SOUTHLAKE MALL	786	—
SOUTHLAND CENTER (MI)	—	—
SOUTHLAND MALL (CA)	403	—
SOUTHSHORE MALL	34	—
SOUTHWEST OFF CTR I	127	—
SOUTHWEST OFF CTR II	56	—
SOUTHWEST PLAZA	1,709	—
SPRING HILL MALL	1,718	—
ST LOUIS GALLERIA ANCH ACQ	57	—
STONESTOWN GALLERIA	895	—
STONESTOWN MEDICAL BUILDING	54	—
THE BOULEVARD MALL	—	—
THE BRIDGES AT MINT HILL	14	—
THE COMMONS AT FOOTHILLS MALL	24	—
THE CROSSROADS (MI)	—	1,220
THE GALLERY AT HARBORPLACE	—	—
THE GALLERY AT HARBORPLACE-GARAGE	986	—
THE GALLERY AT HARBORPLACE-OFFICE	—	—
THE GRAND CANAL SHOPPES	—	464
THE MAINE MALL	25	—
THE PINES	73	109
THE PLAZA AT FOOTHILLS MALL	57	—
THE SHOPPES AT THE PALAZZO	—	250
THE SHOPS AT FALLEN TIMBERS	1,386	105
THE SHOPS AT FOOTHILLS MALL	92	—
THE SHOPS AT SUMMERLIN CENTRE	52	81
THE VILLAGE AT REDLANDS	50	—
THE VILLAGE OF CROSS KEYS	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
		Month Ended
	Amount Accrued	September 30,
Operating Property	September 30, 2009	2009
	(In thousands)
THE WOODLANDS MALL	1,325	—
THE WOODLANDS MALL ANCHOR ACQ	—	—
THHC LAND (WOBU)	—	—
THREE RIVERS MALL	51	—
TOWN EAST MALL	2,936	—
TRCLP	—	—
TUCSON ANCHOR ACQ	46	—
TUCSON ENTERTAINMENT PAVILION	29	—
TUCSON MALL	725	—
TWINS FALLS CROSSINGS	25	—
TYSONS GALLERIA	606	—
UNIVERSITY CROSSING	168	—
VALLEY HILLS MALL	364	—
VALLEY PLAZA MALL	204	—
VICTORIA WARD SHARED OPERATION	80	—
VILLAGE AT JORDAN CREEK	838	—
VISALIA MALL	112	—
VISTA COMMONS	—	51
VISTA RIDGE MALL	1,555	—
WASHINGTON PARK MALL	126	—
WEST VALLEY MALL	213	—
WESTWOOD MALL	—	207
WHITE MARSH MALL	—	—
WHITE MOUNTAIN MALL	81	—
WILLOWBROOK MALL (NJ)	166	4
WOODBRIDGE CENTER	—	—
WOODLANDS VILLAGE	91	—
YELLOWSTONE SQUARE	67	—
LUFKIN MALL	—	—

	$90,615	$7,188

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2009
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$1,075
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	8
Lockport L.L.C.	09-11966	121
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	1,205
GGP-Mint Hill L.L.C.	09-11969	—
Pines Mall Partners	09-11970	230
GGP-Grandville L.L.C.	09-11971	1,291
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	70
La Place Shopping, L.P.	09-11974	32
GGP-Tucson Land L.L.C.	09-11975	4
Tucson Anchor Acquisition, LLC	09-11976	1,058
General Growth Properties, Inc.	09-11977	—
GGP Limited Partnership	09-11978	32,283
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	—
Rouse Company LP, The	09-11983	3,246
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	422
Alameda Mall Associates	09-11986	129
Bay Shore Mall Partners	09-11987	471
Chico Mall, L.P.	09-11988	366
Lansing Mall Limited Partnership	09-11989	1,130
GGP-Pecanland, L.P.	09-11990	377
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	548
South Shore Partners, L.P.	09-11993	45
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	—
Ho Retail Properties I Limited Partnership	09-11997	357
New Orleans Riverwalk Associates	09-11998	300
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	410
White Marsh Mall Associates	09-12001	410
White Marsh Phase II Associates	09-12002	410

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2009
		(In thousands)
Parke West, LLC	09-12003	166
GGP-Newpark L.L.C.	09-12004	129
Elk Grove Town Center, L.P.	09-12005	41
Baltimore Center Associates Limited Partnership	09-12006	1,030
Baltimore Center Garage Limited Partnership	09-12007	234
Century Plaza L.L.C.	09-12008	89
Harbor Place Associates Limited Partnership	09-12009	292
Price Development Company, Limited Partnership	09-12010	141
Rouse-Phoenix Theatre Limited Partnership	09-12011	5
Rouse-Arizona Retail Center Limited Partnership	09-12012	322
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	2,576
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	1
GGP-Mall of Louisiana, L.P.	09-12018	1,058
NewPark Anchor Acquisition, LLC	09-12019	—
Parkview Office Building Limited Partnership	09-12020	46
Parkside Limited Partnership	09-12021	32
Park Square Limited Partnership	09-12022	111
Rouse SI Shopping Center, LLC	09-12023	2,393
Augusta Mall, LLC	09-12024	1,307
Burlington Town Center LLC, The	09-12025	341
Fashion Show Mall LLC	09-12026	5,153
GGP Ala Moana L.L.C.	09-12027	10,506
GGP Jordan Creek L.L.C.	09-12028	3,621
GGP Village at Jordan Creek L.L.C.	09-12029	16
GGP-Four Seasons L.L.C.	09-12030	771
Lincolnshire Commons, LLC	09-12031	246
Phase II Mall Subsidiary, LLC	09-12032	2,375
St. Cloud Mall L.L.C.	09-12033	478
Valley Hills Mall L.L.C.	09-12034	423
GGP Holding, Inc.	09-12035	379
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	320
10190 Covington Cross, LLC	09-12041	126
1120/1140 Town Center Drive, LLC	09-12042	128
1160/1180 Town Center Drive, LLC	09-12043	89
1201-1281 Town Center Drive, LLC	09-12044	68

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2009
		(In thousands)
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	42
1451 Center Crossing Drive, LLC	09-12047	65
1551 Hillshire Drive, LLC	09-12048	275
1635 Village Centre Circle, LLC	09-12049	39
1645 Village Center Circle, LLC	09-12050	43
9901-9921 Covington Cross, LLC	09-12051	39
9950-9980 Covington Cross, LLC	09-12052	39
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	230
Arizona Center Parking, LLC	09-12055	54
Augusta Mall Anchor Acquisition, LLC	09-12056	5
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	—
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	610
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	675
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	1,425
Benson Park Business Trust	09-12069	—
Birchwood Mall, LLC	09-12070	829
Boise Mall, LLC	09-12071	155
Boise Town Square Anchor Acquisition, LLC	09-12072	1
Boise Towne Plaza L.L.C.	09-12073	51
Boulevard Associates	09-12074	1,017
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	60
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	802
Chapel Hills Mall L.L.C.	09-12082	760
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2009
		(In thousands)
Chula Vista Center, LLC	09-12085	245
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	609
Colony Square Mall L.L.C.	09-12088	34
Columbia Mall L.L.C.	09-12089	689
Coronado Center L.L.C.	09-12090	1,236
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	21
Country Hills Plaza, LLC	09-12093	78
Deerbrook Mall, LLC	09-12094	623
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	501
Eastridge Shopping Center L.L.C.	09-12098	1,155
Eden Prairie Anchor Building L.L.C.	09-12099	1
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	726
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	514
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	271
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	1,296
Fashion Place, LLC	09-12109	1,081
Fashion Place Anchor Acquisition, LLC	09-12110	—
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,309
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	65
Gateway Overlook Business Trust	09-12117	1,118
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	188
GGP Holding Services, Inc.	09-12124	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2009
		(In thousands)
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	34
GGP Knollwood Mall, LP	09-12128	274
GGP Natick Residence LLC	09-12129	188
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	491
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	979
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	276
GGP-Glenbrook L.L.C.	09-12138	1,017
GGP-Glenbrook Holding L.L.C.	09-12139	1
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	1,114
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	756
GGP-Newgate Mall, LLC	09-12148	552
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	1,846
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	844
GGP-Tucson Mall L.L.C.	09-12155	1,205
GGP-UC L.L.C.	09-12156	74
Grand Canal Shops II, LLC	09-12157	3,695
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2009
		(In thousands)
Ho Retail Properties II Limited Partnership	09-12165	115
Hocker Oxmoor, LLC	09-12166	673
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	133
Howard Hughes Corporation, The	09-12169	1,559
Howard Hughes Properties, Inc.	09-12170	1,365
Howard Hughes Properties, Limited Partnership	09-12171	13
Howard Hughes Properties IV, LLC	09-12172	13
Howard Hughes Properties V, LLC	09-12173	15
HRD Parking, Inc.	09-12174	7
HRD Remainder, Inc.	09-12175	—
Hulen Mall, LLC	09-12176	672
Hughes Corporation, The	09-12177	—
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	988
Lakeview Square Limited Partnership	09-12183	378
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	188
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	1,565
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	5
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	1,197
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	373
Mayfair Mall, LLC	09-12198	746
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	846
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2009
		(In thousands)
North Plains Mall, LLC	09-12205	24
North Star Anchor Acquisition, LLC	09-12206	18
North Star Mall, LLC	09-12207	1,346
North Town Mall, LLC	09-12208	183
Northgate Mall L.L.C.	09-12209	348
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	222
Oglethorpe Mall L.L.C.	09-12212	766
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	372
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,176
PDC Community Centers L.L.C.	09-12220	229
PDC-Eastridge Mall L.L.C.	09-12221	389
PDC-Red Cliffs Mall L.L.C.	09-12222	150
Peachtree Mall L.L.C.	09-12223	1,199
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	341
Pierre Bossier Mall, LLC	09-12226	121
Pine Ridge Mall L.L.C.	09-12227	186
Pioneer Office Limited Partnership	09-12228	107
Pioneer Place Limited Partnership	09-12229	359
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	413
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	—
Ridgedale Center, LLC	09-12237	1,049
Rio West L.L.C.	09-12238	88
River Falls Mall, LLC	09-12239	158
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	573
Rogue Valley Mall L.L.C.	09-12242	335
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2009
		(In thousands)
Rouse Company of Florida, LLC, The	09-12245	10
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	1,605
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	—
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	493
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	1,009
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	934
Saint Louis Galleria L.L.C.	09-12266	1,364
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	3
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	94
Sikes Senter, LLC	09-12270	346
Silver Lake Mall, LLC	09-12271	74
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	477
Southlake Mall L.L.C.	09-12274	835
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	215
Spring Hill Mall L.L.C.	09-12279	166
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,399
Summerlin Centre, LLC	09-12284	94

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2009
		(In thousands)
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	167
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	590
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	501
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	96
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	1,471
U.K.-American Properties, Inc.	09-12298	1,247
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	—
VCK Business Trust	09-12301	212
Victoria Ward Center L.L.C.	09-12302	133
Victoria Ward Entertainment Center L.L.C.	09-12303	100
Victoria Ward, Limited	09-12304	1,344
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	18
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	98
Visalia Mall, L.P.	09-12309	209
Vista Ridge Mall, LLC	09-12310	682
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	120
Ward Plaza-Warehouse, LLC	09-12313	191
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	879
Westwood Mall, LLC	09-12316	304
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	112
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	1,339
Woodbridge Center Property, LLC	09-12322	1,333
Woodlands Mall Associates, LLC, The	09-12323	1,550
10000 Covington Cross, LLC	09-12324	23

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2009
		(In thousands)
10 CCC Business Trust	09-12457	23
20 CCC Business Trust	09-12458	32
30 CCC Business Trust	09-12459	24
Capital Mall L.L.C.	09-12462	211
GGP-Columbiana Trust	09-12464	123
GGP-Gateway Mall L.L.C.	09-12467	471
Grand Traverse Mall Partners, LP	09-12469	1,128
Greenwood Mall L.L.C.	09-12471	600
Kalamazoo Mall L.L.C.	09-12472	1,730
Lancaster Trust	09-12473	807
Mondawmin Business Trust	09-12474	351
Running Brook Business Trust	09-12475	—
Town Center East Business Trust	09-12476	29
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$161,702

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	September 30, 2009
	(In thousands)
Current	$(17,305)	*
31 — 60 days	9,286
61 — 90 days	140
91 — 120 days	5,899
Over 120 days	47,647

Gross Amount	$45,667

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

			Total Debt Balance	Interest Expense
Property	Maturity Date	Rate (a)	September 30, 2009	Month Ended September 30 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	$21,772	$143
1160/80 Town Center	7/15/2013	6.99%	8,803	51
Ala Moana A1	9/1/2011	5.52%	750,000	3,566
Ala Moana A2	9/1/2011	5.65%	750,000	3,650
Augusta Mall	11/11/2011	5.49%	175,000	827
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	16,092	81
Bay City	12/2/2013	5.30%	24,120	110
Bayshore	9/1/2011	7.13%	31,005	184
Beachwood Place	4/7/2011	5.60%	240,164	1,158
Bellis Fair	2/15/2016	7.34%	61,586	377
Boise Towne Plaza	7/9/2010	4.70%	10,921	44
Boise Towne Square	2/10/2011	6.64%	70,738	404
Brass Mill	4/11/2014	4.55%	123,593	484
Burlington	7/1/2010	5.03%	26,000	113
Burlington 2 (*)	7/1/2010	6.30%	5,500	30
Capital	4/1/2011	7.28%	20,291	127
Chapel Hills	10/11/2010	5.04%	115,653	501
Chico Mall	2/11/2009	4.74%	57,203	233
Collin Creek Mall	7/11/2011	6.78%	66,997	391
Columbia Mall (MO)	2/1/2013	6.05%	90,000	469
Coronado	6/7/2010	5.08%	168,798	738
Corporate Pointe 2 (10650 W. Charleston)	9/11/2012	6.83%	4,526	27
Corporate Pointe 3 (10750 W. Charleston)	9/11/2012	6.83%	4,526	27
Country Hills	6/1/2016	6.04%	13,526	70
Crossroads Center (MN)	7/30/2010	4.73%	84,306	343
Deerbrook	3/2/2009	3.46%	73,964	220
Eagle Ridge	10/12/2015	5.41%	47,578	222
Eastridge (CA)	9/1/2011	5.79%	170,000	847
Eastridge (WY )	12/5/2011	5.08%	39,162	171
Eden Prairie	4/1/2011	4.67%	79,828	321
Fallbrook	6/3/2013	6.14%	85,000	449
Faneuil Hall	4/1/2013	5.57%	94,122	451
Fashion Place	10/5/2010	5.30%	144,483	660
Four Seasons	12/11/2013	5.60%	100,429	484
Fox River	12/3/2012	5.96%	195,000	1,001
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	12/1/2010	7.89%	49,387	336
Gallery at Harborplace 2 (Baltimore Center Land, Garage & Office)	12/1/2010	7.03%	3,200	19
Gallery at Harborplace 3 (Baltimore Center Land, Garage & Office)	12/1/2010	7.49%	5,100	33
Gallery at Harborplace 4 (Baltimore Center Land, Garage & Office)	12/1/2010	7.93%	2,200	15
Gallery at Harborplace 5 (Baltimore Center Land, Garage & Office)	12/1/2010	8.89%	4,705	36
Gateway	4/1/2011	7.28%	39,767	249
Gateway Overlook	3/1/2013	5.78%	55,000	274
Glenbrook	7/1/2010	4.91%	177,235	750
Grand Canal Shoppes	5/1/2009	4.78%	393,754	1,621
Grand Traverse	10/1/2012	5.02%	85,302	368
Greenwood	4/1/2011	7.28%	44,647	280
Harborplace	10/5/2012	5.79%	50,000	249
Homart I (*)	2/28/2013	5.95%	245,115	1,256
Hulen Mall	12/7/2011	5.03%	113,021	490
Ivanhoe Capital (*)	12/3/2012	5.74%	93,713	463
Jordan Creek	3/2/2009	4.57%	185,950	731
JP Comm Jr. Gateway Crossing	7/9/2010	4.70%	15,234	62
JP Comm Jr. Univ. Crossing	7/9/2010	4.70%	11,373	46
JP Comm Sr. Austin Bluffs	4/9/2009	4.40%	2,288	9
JP Comm Sr. Division Crossing	4/9/2009	4.40%	5,273	20
JP Comm Sr. Fort Union	4/9/2009	4.40%	2,753	10
JP Comm Sr. Halsey Crossing	4/9/2009	4.40%	2,581	10
JP Comm Sr. Orem Plaza Center St	4/9/2009	4.40%	2,460	9
JP Comm Sr. Orem Plaza State St	4/9/2009	4.40%	1,523	6
JP Comm Sr. Riverpointe Plaza	4/9/2009	4.40%	3,811	14
JP Comm Sr. Riverside Plaza	4/9/2009	4.40%	5,454	21
JP Comm Sr. Woodlands Village	4/9/2009	4.40%	6,968	26
Knollwood	10/12/2015	5.35%	39,942	184
Lakeside Mall	12/1/2009	4.28%	180,302	665
Lakeview Square	3/1/2016	5.81%	41,334	207
Lansing I	1/15/2010	9.35%	24,144	192
Lincolnshire Commons	4/1/2013	5.98%	28,000	144

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

			Total Debt Balance	Interest Expense
Property	Maturity Date	Rate (a)	September 30, 2009	Month Ended September 30 (b)
			(Dollars in thousands)
Lynnhaven	7/6/2010	5.05%	236,988	1,031
Maine	6/11/2010	4.84%	216,295	901
Mall of Louisiana Mezz (*)	4/1/2011	6.40%	62,343	344
Mall of Louisiana Note A	4/1/2011	5.46%	118,469	557
Mall of Louisiana Note B	4/1/2011	5.92%	54,362	277
Mall St Matthews Ltd Partnership	1/4/2010	4.81%	144,565	598
Mall St Vincent	7/7/2014	6.30%	49,000	266
Market Place	2/1/2013	6.05%	106,000	552
Moreno Valley	9/11/2013	5.96%	87,402	448
Newgate	10/1/2010	4.84%	40,991	171
Newpark	2/1/2011	7.45%	68,201	438
North Point	3/1/2011	5.48%	215,691	1,018
North Star	1/4/2010	4.43%	232,570	887
Northgate	9/1/2016	5.88%	45,025	228
Northridge Fashion	7/1/2011	7.24%	126,403	763
Oglethorpe	7/2/2012	4.89%	141,375	595
Oviedo	5/7/2012	5.12%	51,819	228
Oxmoor	6/3/2013	6.85%	56,922	336
Park City Note A	10/1/2010	4.74%	120,029	490
Park City Note B	10/1/2010	7.10%	29,206	178
Park Place	1/11/2010	5.15%	176,443	782
Peachtree	6/1/2010	5.08%	89,590	392
Pecanland	3/1/2010	4.28%	57,838	213
Piedmont	9/6/2016	5.98%	33,911	175
Pine Ridge	12/5/2011	5.08%	26,404	116
Pioneer Place Limited Partners Land	4/27/2010	10.00%	341	3
Prince Kuhio	4/1/2009	3.45%	37,826	112
Providence Place 2	3/11/2010	5.03%	258,525	1,119
Providence Place 3 (*)	3/11/2010	5.12%	59,529	262
Providence Place 4 (*)	3/11/2010	5.93%	39,044	200
Providence Place Pilot A1	7/1/2016	7.75%	23,754	153
Providence Place Pilot A2	6/30/2028	7.75%	22,253	144
Red Cliffs	12/5/2011	5.08%	25,095	110
Regency Square	7/1/2010	3.59%	93,790	290
Ridgedale	4/1/2010	4.86%	178,194	746
River Hills	6/3/2013	6.14%	80,000	423
RiverTown Junior Loan (*)	7/1/2011	9.15%	15,788	120
RiverTown Senior Loan	7/1/2011	7.29%	102,111	620
Rogue Valley	12/31/2010	7.85%	26,347	178
Sikes Senter	6/1/2012	5.20%	61,381	275
Sooner Fashion	6/3/2013	6.14%	60,000	317
Southlake	12/5/2017	6.44%	100,000	554
Southland	3/2/2009	3.62%	81,477	254
Southland (RSE)	3/5/2010	4.97%	108,788	466
St. Louis Galleria	7/5/2010	4.86%	237,412	993
Staten Island 1	10/1/2010	5.09%	85,000	367
Staten Island 2	10/1/2010	8.15%	70,616	489
Staten Island 3	10/1/2010	5.61%	125,000	584
Steeplegate	7/31/2009	4.94%	77,889	331
Stonestown Note A	9/1/2011	5.55%	155,600	744
Stonestown Note B	9/1/2011	6.04%	60,000	312
Stonestown Mezz (*)	9/1/2011	6.18%	57,400	306
The Boulevard	7/1/2013	4.27%	107,630	396
The Crossroads (MI)	6/1/2009	7.40%	39,791	254
The Woodlands Note A	6/13/2011	5.91%	185,000	942
The Woodlands Note B	6/13/2011	5.91%	55,000	280
Three Rivers	12/5/2011	5.08%	21,497	94
Town East	4/13/2009	3.46%	105,182	314
Tucson Mall	10/11/2033	4.26%	119,627	439
Tysons Galleria	9/12/2011	5.72%	255,000	1,257
Valley Hills	3/5/2014	4.73%	56,851	231
Valley Plaza	7/11/2012	3.90%	95,268	320
Victoria Ward (Village/Industrial/Gateway)	10/1/2011	5.61%	88,500	428
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,500	326
Village of Cross Keys	7/31/2009	7.04%	10,257	60
Visalia	1/11/2010	3.78%	41,595	135
Vista Ridge	4/11/2011	6.87%	80,351	460
Ward Centre & Ward Entertainment	1/4/2010	4.33%	58,294	217
Washington Park	4/1/2014	5.35%	12,099	56
West Valley	4/1/2010	3.43%	56,436	167
White Marsh	9/1/2012	5.62%	187,000	876
Willowbrook Mall	7/1/2011	6.82%	158,587	932
Woodbridge Corporation	6/1/2009	4.24%	207,934	760

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

			Total Debt Balance		Interest Expense
Property	Maturity Date	Rate (a)	September 30, 2009		Month Ended September 30 (b)
			(Dollars in thousands)
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (*)	4/15/2012	3.98%	1,550,000		5,141
Public Indenture — Company Debt (*)	9/17/2012	7.20%	400,000		2,400
Public Indenture — Senior Bond (*)	3/16/2009	3.63%	395,000		1,193
Public Indenture 100 (*)	11/26/2013	5.38%	100,000		448
Public Indenture 350 (*)	11/26/2013	5.38%	350,000		1,568
Public Indenture Senior Note (*)	4/30/2009	8.00%	200,000		1,333
Rouse Senior Notes (*)	5/1/2013	6.75%	800,000		4,500

Fixed Rate Debt			16,528,623		75,752

Variable Rate Loans
Secured Asset Loans:
Bank Note — Animas Valley	7/11/2013	2.51%	35,054		76
Bank Note — Birchwood Mall	7/11/2013	2.51%	44,308		96
Bank Note — Cache Valley	7/11/2013	2.51%	28,043		61
Bank Note — Colony Square	7/11/2013	2.51%	25,239		55
Bank Note — Columbiana	7/11/2013	2.51%	105,441		228
Bank Note — Fallen Timbers	7/11/2013	2.51%	42,401		92
Bank Note — Foothills	7/11/2013	2.51%	50,758		110
Bank Note — Grand Teton	7/11/2013	2.51%	48,795		106
Bank Note — Mall at Sierra Vista	7/11/2013	2.51%	23,556		51
Bank Note — Mall of the Bluffs	7/11/2013	2.51%	35,951		78
Bank Note — Mayfair	7/11/2013	2.51%	274,932		595
Bank Note — Mondawmin	7/11/2013	2.51%	84,689		183
Bank Note — North Plains	7/11/2013	2.51%	10,656		23
Bank Note — North Town Mall	7/11/2013	2.51%	114,976		249
Bank Note — Oakwood	7/11/2013	2.51%	75,772		164
Bank Note — Owings Mills	7/11/2013	2.51%	53,281		115
Bank Note — Pierre Bossiere	7/11/2013	2.51%	40,382		87
Bank Note — Pioneer Place	7/11/2013	2.51%	156,764		339
Bank Note — Salem Center	7/11/2013	2.51%	41,728		90
Bank Note — Silver Lake Mall	7/11/2013	2.51%	18,228		39
Bank Note — Southwest Plaza	7/11/2013	2.51%	96,187		208
Bank Note — Spring Hill	7/11/2013	2.51%	68,088		147
Bank Note — Westwood Mall	7/11/2013	2.51%	24,117		52
Bank Note — White Mountain	7/11/2013	2.51%	10,656		23
Fashion Show	10/5/2010	6.26%	645,918		3,482
Oakwood Center	3/16/2009	1.75%	95,000		139
Palazzo	3/15/2009	6.26%	249,623		1,346

Unsecured Asset Loans:
DIP (c)	3/16/2011	13.50%	400,000		4,650
GGPLP/GGPLPLLC Revolver (*)	2/24/2010	1.50%	590,000		741
GGPLP/GGPLPLLC Senior Term (*)	2/24/2010	1.50%	1,987,500		2,498
TRUPS (*)(d)	4/30/2036	1.94%	206,200		334

Variable Rate Debt			5,684,243		16,457

Total Filing Entity Debt			22,212,866	(e)	92,209

(a)	Reflects the variable contract rate as of September 30, 2009.

(b)	All amounts for current period were paid as scheduled, except where noted (*).

(c)	Loan obtained in May 2009.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, discount on GGPLP Exchangable Debt and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL
(UNAUDITED)

	Period Expense	Cash Paid	Expense	Cash Paid
	Month Ended	Month Ended	Cumulative Post-Petition	Cumulative Post-Petition
Name	September 30, 2009	September 30, 2009	Period Ended September 30, 2009	Period Ended September 30, 2009
	(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$—	$1,411	$7,267	$3,041
AlixPartners, LLP	1,029	911	6,472	2,413
Assessment Technologies	(19)	—	29	—
Baker & Daniels LLP	—	—	—	—
Bracewell Giuliani	316	—	557	—
Calvo & Clark LLP	—	—	—	—
Cushman & Wakefield	306	—	999	—
Deloitte & Touche LLP	328	—	2,542	—
Deloitte Tax LLP	158	—	375	2
Epiq Solutions	13	—	13	—
Ernst & Young LLP	143	—	458	—
FTI Consulting	182	568	1,575	568
Grant Thornton	(2)	—	11	—
Halperin Battaglia Raicht LLP	35	—	35	—
Hewitt Associates	(29)	—	430	—
Houlihan Lokey	1,274	508	2,505	508
Jenner & Block	(87)	166	848	414
Kurtzman Carson Consultants LLC	—	1,292	3,155	1,392
Kirkland & Ellis LLP	(234)	2,071	8,817	4,022
Miller Buckfire & Co LLC (1)	644	2,207	1,928	2,533
PricewaterhouseCoopers	16	—	36	—
Silverstein & Pomerantz LLP	—	—	—	—
Weil, Gotshal & Manges LLP	101	—	13,601	3,883

Total	$4,174	$9,134	$51,653	$18,776

Professional Fees Summary (See Note 7)
Restructuring Costs	$3,637	$8,968	$47,354	$18,360
General & Administrative	162	166	3,924	416
Property management and other costs	375	—	375	—

Total	$4,174	$9,134	$51,653	$18,776

(1)	The amount paid to Miller Buckfire & Co LLC (“Miller Buckfire”) includes $3.2 million related to financing fees for the DIP Facility (see Note 1) which were capitalized. Additionally, the return of a retainer fee from Miller Buckfire to GGP of $1.3 million is also included in cash payments as a refund in September 2009.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED SEPTEMBER 30, 2009

Debtor	Property	Date and Transaction Description	Counterparty	Consideration
				(In thousands)
GGP Natick Residence LLC	Condominium Unit — 32	09/01/2009 Condominium Unit Sale	Akram Khela	$116
	Walden Drive #17, Natick, MA

GGP Natick Residence LLC	Condominium Unit — 6	09/11/2009 Condominium Unit Sale	Xu Yang	135
	Village Hill #6, Natick, MA

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: September 2009
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes		No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?			X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?			X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?			X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?			X
5	Is the Debtor delinquent in paying any insurance premium payment?			X
6	Have any payments been made on pre-petition liabilities this reporting period?	X	(1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X	(2)
8	Are any post petition payroll taxes past due?			X
9	Are any post petition State or Federal income taxes past due?			X
10	Are any post petition real estate taxes past due?			X
11	Are any other post petition taxes past due?			X
12	Have any pre-petition taxes been paid during this reporting period?	X	(3)
13	Are any amounts owed to post petition creditors delinquent?			X
14	Are any wage payments past due?			X
15	Have any post petition loans been received by the Debtor from any party?	X	(4)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?			X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?			X
18	Have the owners or shareholders received any compensation outside of the normal course of business?			X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $8.0 million has been paid in the reporting period by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements, taxes to government entities and for other services rendered pre-petition.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was a decrease in the amounts due to Non-Debtors of $2.15 million.

(3)	There are no amounts for the payment of taxes in (1) above.

(4)	As previously described in Note 6 of the May MOR, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009.